Exhibit 99.1

Investor Presentation May 2013

Cautionary Information Regarding Forward Looking Statements This presentation includes “forward-looking” statements (rather than historical facts) that are subject to risks and uncertainties that could cause actual results to differ materially from those described. Although we believe that the expectations expressed in these forward-looking statements are reasonable, we cannot promise that our expectations will turn out to be correct. Our actual results could be materially different from and worse than our expectations. With respect to such forward-looking statements, we seek the protections afforded by the Private Securities Litigation Reform Act of 1995. These risks include, without limitation (1) that we may not be able to execute our strategy to be an IT services company for small and medium-sized businesses with IT and network security needs, which could adversely affect our results of operations and cash flows; (2) that we may not be able to grow revenues from our evolving Business Services product portfolio to offset declining revenues from our legacy Business Services products and from our Consumer Services segment, which could adversely affect our results of operations and cash flows; (3) that we may not be able to develop the optimal sales model necessary to implement our business strategy; (4) that we may be unsuccessful integrating acquisitions into our business, which could result in operating difficulties, losses and other adverse consequences; (5) that if we are unable to adapt to changes in technology and customer demands, we may not remain competitive, and our revenues and operating results could suffer; (6) that our failure to achieve operating efficiencies will adversely affect our results of operations; (7) that as a result of our continuing review of our business, we may have to undertake further restructuring plans that would require additional charges, including incurring facility exit and restructuring charges; (8) that unfavorable general economic conditions could harm our business; (9) that we may be unable to successfully identify, manage and assimilate future acquisitions, which could adversely affect our results of operations; (10) that we face significant competition in the IT services and communications industry that could reduce our profitability; (11) that decisions by legislative or regulatory authorities, including the Federal Communications Commission relieving incumbent carriers of certain regulatory requirements, and possible further deregulation in the future, may restrict our ability to provide services and may increase the costs we incur to provide these services; (12) that if we are unable to interconnect with AT&T, Verizon and other incumbent carriers on acceptable terms, our ability to offer competitively priced local telephone services will be adversely affected; (13) that our operating performance will suffer if we are not offered competitive rates for the access services we need to provide our long distance services; (14) that we may experience reductions in switched access and reciprocal compensation revenue; (15) that failure to obtain and maintain necessary permits and rights-of-way could interfere with our network infrastructure and operations; (16) that we have substantial business relationships with several large telecommunications carriers, and some of our customer agreements may not continue due to financial difficulty, acquisitions, non-renewal or other factors, which could adversely affect our wholesale revenue and results of operations; (17) that we obtain a majority of our network equipment and software from a limited number of third-party suppliers; (18) that work stoppages experienced by other communications companies on whom we rely for service could adversely impact our ability to provision and service our customers; (19) that our commercial and alliance arrangements may not be renewed or may not generate expected benefits, which could adversely affect our results of operations; (20) that our consumer business is dependent on the availability of third-party network service providers; (21) that we face significant competition in the Internet access industry that could reduce our profitability; (22) that the continued decline of our consumer access subscribers, combined with the change in mix of our consumer access base from narrowband to broadband, will adversely affect our results of operations; (23) that potential regulation of Internet service providers could adversely affect our operations; (24) that if we, or other industry participants, are unable to successfully defend against disputes or legal actions, we could face substantial liabilities or suffer harm to our financial and operational prospects; (25) that we may be accused of infringing upon the intellectual property rights of third parties, which is costly to defend and could limit our ability to use certain technologies in the future; (26) that we may not be able to protect our intellectual property; (27) that we may be unable to hire and retain sufficient qualified personnel, and the loss of any of our key executive officers could adversely affect us; (28) that our business depends on effective business support systems and processes; (29) that privacy concerns relating to our business could damage our reputation and deter current and potential users from using our services; (30) that cyber security breaches could harm our business; (31) that interruption or failure of our network and information systems and other technologies could impair our ability to provide our services, which could damage our reputation and harm our operating results; (32) that government regulations could adversely affect our business or force us to change our business practices; (33) that regulatory audits have in the past, and could in the future, result in increased costs; (34) that our business may suffer if third parties are unable to provide services or terminate their relationships with us; (35) that we may be required to recognize impairment charges on our goodwill and intangible assets, which would adversely affect our results of operations and financial position; (36) that we may have exposure to greater than anticipated tax liabilities and the use of our net operating losses and certain other tax attributes could be limited in the future; (37) that our indebtedness could adversely affect our financial health and limit our ability to react to changes in our industry; (38) that we may require substantial capital to support business growth or refinance existing indebtedness, and this capital may not be available to us on acceptable terms, or at all; (39) that our debt agreements include restrictive covenants, and failure to comply with these covenants could trigger acceleration of payment of outstanding indebtedness or inability to borrow funds under our existing credit facility; (40) that we may reduce, or cease payment of, quarterly cash dividends; (41) that our stock price may be volatile; and (42) that provisions of our third restated certificate of incorporation, amended and restated bylaws and other elements of our capital structure could limit our share price and delay a change of control of the company. These risks and uncertainties, as well as other risks and uncertainties that could cause our actual results to differ significantly from management’s expectations, are not intended to represent a complete list of all risks and uncertainties inherent in our business, and should be read in conjunction with the more detailed cautionary statements and risk factors included in our Annual Report on Form 10-K for the year ended December 31, 2012.

Management Presenters Rolla Huff Chairman & CEO Brad Ferguson EVP & CFO Mark Droege SVP, Treasury & Corporate Services

Business Overview & Recent Developments

EarthLink Overview

Company Overview

- **EarthLink is a leading provider of IT, network and communications services**
  - As of LTM 3/31/13, EarthLink generated annual revenues and Adjusted EBITDA(1) of $1,325 million and $264 million, respectively
  - LTM 3/31/13 revenue from Business Services and Consumer Services was $1,019 million and $306 million, respectively
- Advanced nationwide network
  - More than 1,450 central offices for LEC colocations
  - 29,421 fiber route miles, of which approximately 8,000 are metro fiber miles
- Operates in two segments
  - Business Services: provides a broad range of data, voice and IT services to business customers
  - Consumer Services: provides nationwide Internet access and related value-added services to residential customers
- We empower our customers with a range of IT services as well as nationwide data and voice IP services
  - Acquisitions of IT services assets position us as a leading provider of cloud computing, data center, virtualization, security, application and support services in a market facing growing demand for IT services
  - The IT services opportunity is significant and we are well positioned to capitalize on it while being a trusted partner for the small to medium sized business

Extensive Fiber Network



Seattle
Portland
San Francisco
Sacramento
Sunnyvale
San Jose
Salt Lake City
Denver
Las Vegas
Los Angeles
San Diego
Phoenix
Minneapolis
Kansas City
Detroit
Boston
Providence
New York
Philadelphia
Camden
Baltimore
Washington
Atlanta
San Antonio
Houston
New Orleans
Orlando
Tampa Bay
Core Network Nodes
Multi-Service Access POPS
Fiber Infrastructure
Nationwide Data Backbone
DSL Coverage Alternatives
Current Data Center

- Increasing our data center presence and adding new network routes:
  - Allows for lower latency & customer bridging
  - More fault-tolerant enterprise class product
- Network and data center combination creates an end-to-end cloud solution

Customers



Retail
Financial Services
Transport & Logistics
Government
Other Industries
Healthcare

4

EarthLink

(1) Adjusted EBITDA is a Non-GAAP measures. See appendix for additional information on non-GAAP measures.

Market Opportunity for EarthLink

Large and Growing IT Market



Fortune 1000
$33b
Small Business
$116b
Mid Market / Enterprise
$177b

$326 Billion Nationwide IT Spend Market[1]

Positive Cloud Revenue Trends

U.S. Cloud Services Revenue ($B)[2]



2011-2016 CAGR: 23%
$3.1
$4.0
$5.0
$6.2
$7.5
$9.2
$11.2
2010
2011
2012
2013
2014
2015
2016

Business Market Heating Up

- As residential markets become more saturated, ISPs have been turning to the business market, which has a need for more value-added services, particularly in healthcare and finance markets
  - ISPs now offer services such as web hosting, cloud and infrastructure services, and security consulting
- Dedicated internet connections are high margin, despite only accounting for ~1% of subscriber connections
  - Since 2008, business customers have been ISPs' fastest-growing segment and will contribute to an expected 6.0% revenue increase in 2012

Cloud Computing

- Business clients are adapting cloud computing at a rapid rate
  - IBIS World estimates that the percentage of services conducted online has increased at an annualized rate of 9.8%
- Cloud-based applications are hosted remotely and thus require robust broadband connections between local company networks and data centers where information is stored
- Most ISPs have positioned themselves to offer various types of cloud services within the business market
  - Verizon's acquisition of Terremark Worldwide, Century Link's acquisition of Savvis and Time Warner Cable's acquisition of NaviSite all added cloud and infrastructure services to the respective company's repertoire

The market for IT Services is large. EarthLink's product portfolio will enable the company to compete for $100 Billion of the $177 Billion in Mid Market/Enterprise opportunity[1]. In 2013, the market for cloud services alone will exceed $6 Billion.

5

EarthLink

(1) Source: EarthLink customer revenue and analysis, D&B industry segmentation, TNS spend / opportunity sizing, and Computer Economics Annual IT Budget Benchmark Survey, December 2010
(2) Source: IDC 2012

Challenges for Mid Market Customers Small Business Fortune 1000 Mid Market / Enterprise Customer Challenges Consumers increasingly want to buy virtually Complex regulatory and compliance requirements – PCI, HIPAA, etc. Total cost of running IT infrastructure is growing faster than the top line Technology is changing every day. Customers lack the resources to keep up with the increased complexity and risk in the IT world

Strategic Product Portfolio

EarthLink's Roadmap is focused on solutions which allow our customers more time and resources to focus on day to day business. We can be an extension of their IT Staff.

myLink™ Customer Control Point

Data Center Services

Colocation

Virtualization Services

Cloud Hosting
Cloud Workspace
Cloud Backup
Disaster Recovery
Dedicated Server
Web Hosting

Application Services

Secure Email
Email Encryption
Email Archive
Secure File Sharing

Managed Support Service

Managed Colocation
Managed Cloud Hosting
EarthLink TechCare

Security Services — Hosted Network Security, Managed Firewall, Secure Remote Access, Asset Management, Laptop Security

IP Voice and Data Services — MPLS Networks, Hosted VoIP, Internet Access, Integrated Voice & Data, SIP & PRI, Mobile Voice

Core Portfolio Differentiators

- One Stop Shop for Evolving IT Needs
- Service Model and Customer Resources
- Private Cloud, Secure Networking via Distributed Access Network
- Control Point / myLink™ Toolset

EarthLink
7

Accelerating Evolution to IT Services We are building a national cloud platform in dense markets that have high propensity to buy IT services We’ve rolled out 4 of 5 next generation data centers in Chicago, Dallas, Rochester and San Jose. Miami will be coming online in Q2 ’13. Over 70% of our fiber expansion is now complete We have turned up routes from Memphis to Chicago, Ashburn to New York, and express routes from Atlanta to Miami, Ashburn and Birmingham This allows for lower latency & customer bridging and provides a more fault-tolerant enterprise class service The combination of network and data centers creates an end-to-end cloud solution We are actively hiring sales people in markets around the data centers and in other tier 1 markets We have brought on approximately 90 new sales reps this year that will focus on selling IT Services & Growth products Focused on providing a professional services approach to identify opportunities and technical expertise in the field to design solutions for our customers We have funded these investments through efficiency and cost reduction We saw positive early results on our investment in Q1 ‘13 We booked $4M of new annualized revenue on our new fiber routes, from three large wholesale customers We booked over $500k of annualized revenue on the new cloud stacks Data Center Expansion Fiber Expansion Sales Force Early Traction

We have a broad network footprint that provides coverage across over 90% of the country. We have expanded our data center presence and added new network routes: Allows for lower latency, customer bridging and a more fault-tolerant enterprise class product Network and data center combination creates an end-to-end cloud solution San Jose Live Chicago Live Atlanta Current Data Center New Data Center 2nd Gen IT Services 1st Gen IT Services National Coverage Original Acquired Fiber New Fiber Expansion Network & Data Center Footprint

Why EarthLink? Customers can turn to EarthLink as a trusted partner EarthLink LECs Cable Companies Regional CLECs VARs Managed Hosting Consultative Breadth of Portfolio Private Network Ubiquity Competitive Price

A brand study of IT professionals shows EarthLink has the highest brand recognition among competitive communication providers. We are investing more in the brand to build awareness in the IT Services space. Source: 2010 B2B Telecommunications Study Trusted Brand

Financial Review

Financial Snapshot 2013 Guidance(1) Revenue $1,255M - $1,268M Adjusted EBITDA(2) $214M - $227M Net Loss $(282)M - $(276)M Implied EPS(3) $(2.74) - $(2.68) Capital Expenditures $140M - $155M Balance Sheet & Valuation Cash Balance $192M Gross Debt $593M Net Cash Balance $(400)M Market Cap(3)(4) $604M Enterprise Value(4) $1,004M Dividend Yield(4) 3.4% Guidance as of date of earnings announcement (5/2/13); not being updated Adjusted EBITDA is a Non-GAAP measure. See appendix for additional information on non-GAAP measures Assumes Q1 Fully Diluted shares outstanding of 103M Market Cap, Enterprise Value and Dividend Yield assume share price as of 5/3/13. All other balance sheet data as of 3/31/13 Q1 ’13 Recap Strongest sales quarter in over a year in terms of bookings 65% of sales in Q1 came from Growth products Retail and Wholesale productivity up nearly 50% and nearly 65% respectively Rolled out 4 of 5 next generation data centers and have completed nearly 70% of fiber expansion The combination of higher bookings and lower churn led to improvements in both Business and Total Company revenue trajectory

Revenue component amounts sourced from billing data. Retail Growth includes MPLS, IT Services and Hosted VoIP products Revenue outlook information does not represent guidance and is not subject to being updated Revenue Components As Reported $ in Millions FY 2012 Q1 2012 Q4 2012 Q1 2013 Q1 ’13 vs. Q1 ’12 Variance Outlook Retail Growth $130M $31M $36M $37M 21% Expect to grow revenue at 20% or greater Wholesale $152M $37M $39M $39M 5% Q4’12 and Q1‘13 included $3M and $1M, respectively, for favorable settlements Installing large Q1 ‘13 sales in Q2 ‘13 Expect to grow at the high end of 0-2% market range as we capitalize more on new unique routes Retail CLEC & Legacy $749M $193M $182M $172M -11% Anticipate this business will decline ~10% for FY ’13, including $(8)M removal of systems revenue in 2H Declines are in high single digits when normalizing for settlements and systems exit Improving further in ’14 and beyond Total Business $1,031M $260M $256M $248M -5% Pre-acquisition, businesses were declining in double digits Consumer $318M $84M $75M $72M -14% Expect Consumer to decline ~13-15% for FY ’13 and ~12-13% in ‘14 Total Company $1,349M $344M $332M $320M -7% Decline was over 10% a year ago $300M annualized run-rate Growth Business – was $280 a quarter ago

New Bookings Charts are MRR only and exclude non-recurring/usage based revenues Q1 represented our strongest sales quarter in over a year $84 million of total contract value sold 65% of sales in Q1 came from Growth products Launched our nationwide product portfolio in Q1 ‘12 We expect the mix of sales to continue to improve as we complete the rollout of our next generation cloud platform and unique fiber routes 40% 46% 50% 50% 65% New Bookings - $ MRR Business Bookings Mix

Total Retail/Wholesale – Sales Productivity Per Rep / Month Retail - Sales Productivity Per Rep / Month Retail productivity up 45-50% from historical levels Averaged $3.1k in monthly Retail rep productivity in Q1’13 ~200 fewer employees in Q1’13 than we had last year Positive early traction from SEM & advertising campaigns driving leads to inside sales Retail/Wholesale productivity up 60-65% from historical levels Averaged $3.9k in total business monthly rep productivity Sales Productivity Charts are MRR only and exclude non-recurring/usage based revenues

Monthly average revenue churn excluding write-downs and write-ups for Total Business including Retail, Carrier , IT Services and Web Hosting Monthly average churn Churn Over Time Churn in our Business segment improved 7bps in Q1 ‘13 Business churn is well below pre-acquisition levels and while quarterly results can be lumpy, churn has generally declined over time Driven by integration activities, improved product portfolio and account management Business Services Churn(1) Consumer Churn(2) Consumer churn of 2.2% in Q1 ’13 (new historical low) We expect further improvement over time as mix of tenured customers increases Nearly 70% of Consumer subscribers have been with us for 5+ years

Q1 2013 Financial Highlights Adjusted EBITDA and Unlevered Free Cash Flow are Non-GAAP measures. See appendix for additional information on non-GAAP measures. Q1 ‘13 Revenue and Adjusted EBITDA favorably impacted by $1M and $3.7M respectively for settlements resolved during the quarter We generated $19M in Unlevered Free Cash Flow in Q1 ‘13 While results are lumpy quarter to quarter, Business revenue is flattening QoQ YoY $ Millions Q1 '13 Q4 '12 ? Q1 '12 ? Business Revenue $248 $256 (3.1%) $260 (4.6%) Consumer Revenue 72 75 (4.0%) 84 (14.3%) Total Revenue $320 $332 (3.5%) $344 (7.0%) Cost of Revenue $154 $156 (1.3%) $159 (3.1%) Business Gross Margin 118 125 (5.6%) 128 (7.8%) Consumer Gross Margin 47 50 (6.0%) 57 (17.5%) Total Gross Margin $166 $176 (5.7%) $185 (10.5%) Selling, G&A Expenses $108 $111 (2.7%) $110 (1.8%) Adjusted EBITDA (1) $62 $66 (7.6%) $78 (21.8%) % margin 19.1% 19.9% 22.7% Capital Expenditures $42 $67 (37.3%) $32 31.3% Unlevered Free Cash Flow (1) $19 ($0) NM $46 (58.7%)

Long Term Capital Expenditures Excludes Network & Data Center Investment Announced in Q4 ‘12 Long Term Trends We expect non-success based capital to remain relatively consistent Two-thirds of capital is success based Our capital demands as a percentage of revenue are lower than our peers

Cash Flow We ended 3/31/13 with $192M in cash and marketable securities Capital expenditures included Q1 portion of one-time network and data center investment We have spent ~$36M of our one- time $45 million capital investment outlined in Q3 ’12 Sales restructuring lowers ongoing operating costs Ample free cash flow excluding the impact of non-recurring items Adjusted EBITDA is a Non-GAAP measure. See appendix for additional information on non-GAAP measures. $ Millions Q1 '13 LTM 3/31/13 Beginning Cash & Marketable Securities 204 $ 271 $ Adjusted EBITDA (1) 61 264 Capital Expenditures (42) (158) Expansion Capital Expenditures (9) (36) Integration/Exited Facilities (10) (30) Debt Interest Payments - (61) Redemption of Notes - (34) Dividends - (16) Share Repurchases - (26) Tax/Escrow (2) (5) Working Capital, Other (20) (13) Ending Cash & Marketable Securities 192 $ 192 $

EarthLink Balance Sheet ($ in millions) LTM leverage % of Next Call 3/31/13 Gross Net total cap Rate Maturity Date Price Cash and current marketable securities $188 Capital leases 17 EarthLink revolving credit facility ($150mm) – L + 300 May-15 ITC DeltaCom senior secured notes 292 10.500% Apr-16 Apr-13 105.25 Total secured debt $309 1.2x 0.5x 25.5% EarthLink senior unsecured notes 300 8.875% May-19 May-15 104.44 Total debt $609 2.3x 1.6x 50.2% Market capitalization (as of 5/3/13) 604 Total capitalization $1,213 100.0% LTM EBITDA $264 Note: EarthLink has corporate ratings of B2 / B with a stable outlook.

Debt vs. Peers All data above is sourced from Thomson Reuters and is as of 12/31/2012 (1) Denominator for Debt Leverage Ratios is 2013 Consensus EBITDA We have lower leverage than most of our industry peers We can make investments in our network, products and sales motions to provide long term returns Lower leverage provides us financial stability Net Debt Leverage Ratio(1) Gross Debt Leverage Ratio(1)

2013 Guidance Range Prior Guidance (2/19/13) Revised Guidance (5/2/13) ($ in Millions) Low End High End Low End High End Revenue $1,250 $1,265 $1,255 $1,268 Adjusted EBITDA(1) $210 $225 $214 $227 Capital Expenditures $140 $155 $140 $155 Adjusted EBITDA is a Non-GAAP measure. See appendix for additional information on non-GAAP measures.

Tax Assets We have tax assets that will save approximately $200 million of cash taxes $500M Federal NOLs – Legacy ELNK & Deltacom $700M State NOLs One Comm purchase treated as asset acquisition – Able to deduct Dep/Amort Currently paying low single digit millions of dollars Assuming $50M taxable income average, we expect to shield cash taxes well into 2020s(1) Illustrative – if taxable income averaged ~$50 million annually

Company Has Substantial Assets We have substantial assets with terminal value Tax Assets Tax assets will save approximately $200 million in cash taxes Value of Fiber Original cost to build networks was ~$3 billion Fiber assets have real terminal value Consumer Tail The Consumer business generates over $100 million of annual cash flow today, and will have a tail for years to come Business Segment Ongoing cash flow and opportunity for growth

Appendix

Pro-Forma for acquisitions (1) Normalized for dispute settlements Revenue Trajectory While quarterly results are lumpy, we are executing towards positive growth. Expect further / larger improvement in Q2’13. Business Services Revenue % YoY Business Services Revenue % YoY Normalized for Run-Rate Activity(1) As Reported Total Company Revenue % YoY Total Company Revenue % YoY - 9.5% - 8.2% - 6.1% - 5.8% - 5.0% - 4.6% - 5.6% - 5.3% Q2 '11 Q3 '11 Q4 '11 Q1 '12 Q2 '12 Q3 '12 Q4 '12 Q1 '13 - 9.5% - 8.2% - 6.2% - 7.8% - 5.0% - 4.0% - 2.6% - 4.8% Q2 '11 Q3 '11 Q4 '11 Q1 '12 Q2 '12 Q3 '12 Q4 '12 Q1 '13 - 12.6% - 10.9% - 9.2% - 8.7% - 7.9% - 7.3% - 7.8% - 7.4% Q2 '11 Q3 '11 Q4 '11 Q1 '12 Q2 '12 Q3 '12 Q4 '12 Q1 '13

Current Valuation We are currently valued well below our peers Enterprise Value/EBITDA is calculated using Enterprise Value based on market capitalization as of 5/3/13 less Q4 ‘12 Ending Cash minus Debt divided by FY ‘13 consensus for EBITDA. All data sourced from Thomson Reuters. Theoretical share price sensitivity with (1)% - 0% organic revenue decline. Not intended to predict future share price. Adjusted EBITDA is a non-GAAP measure. See appendix for additional information on non-GAAP measures Enterprise Value/EBITDA(1) EarthLink Share Price Sensitivity(2) EV/EBITDA Multiple(1) 5.0x 5.5x 6.0x 6.5x Theoretical Share Price based on ‘13 EBITDA Consensus(2) $6.56 $7.62 $8.68 $9.75

Generating Cash Flow TTM 22% yield as of Q4 ’12, among the highest in our peer group Adjusted EBITDA less CapEx yield is calculated using trailing twelve month (TTM) Adj. EBITDA minus TTM CapEx as of Q4 ‘12 divided by shares outstanding to derive Adj. EBITDA less CapEx per share. Adj. EBITDA less CapEx per share is then divided by the closing share price as of 5/3/13. All data sourced from Thomson Reuters. (1) Adjusted EBITDA is a non-GAAP measure. See appendix for additional information on non-GAAP measures Adjusted EBITDA less CapEx Yield(1)

Consumer Business Has a Long Tail Consumer Churn Rate 3-Month Moving Average Consumer Revenue Loss Consumer mix continues to migrate toward longer tenures Churn has fallen as a result and we expect further improvement The Consumer revenue loss trends continue to improve Consumer revenue loss improved to less than $(3)M in Q1 ‘13 $(25) $(20) $(15) $(10) $(5) $ - Q1 '08 Q2 '08 Q3 '08 Q4 '08 Q1 '09 Q2 '09 Q3 '09 Q4 '09 Q1 '10 Q2 '10 Q3 '10 Q4 '10 Q1 '11 Q2 '11 Q3 '11 Q4 '11 Q1 '12 Q2 '12 Q3 '12 Q4 '12 Q1 '13 Millions

Non GAAP Information EarthLink Non-GAAP Measures Adjusted EBITDA is defined by EarthLink as net income (loss) before interest expense and other, net, income taxes, depreciation and amortization, stock-based compensation expense, impairment of goodwill and intangible assets, and restructuring, acquisition and integration-related costs. Unlevered Free Cash Flow is defined by EarthLink as net income (loss) before interest expense and other, net, income taxes, depreciation and amortization, stock-based compensation expense, impairment of goodwill and intangible assets, and restructuring, acquisition and integration-related costs, less cash used for purchases of property and equipment. Adjusted EBITDA and Unlevered Free Cash Flow are non-GAAP measures and are not determined in accordance with U.S. generally accepted accounting principles. These non-GAAP financial measures are commonly used in the industry and are presented because management believes they provide relevant and useful information to investors. Management uses these non-GAAP financial measures to evaluate the performance of its business, for budget planning purposes and as factors in its employee compensation programs. Management believes that excluding the effects of certain non-cash and non-operating items enables investors to better understand and analyze the current period’s results and provides a better measure of comparability. There are limitations to using these non-GAAP financial measures. Adjusted EBITDA and Unlevered Free Cash Flow are not indicative of cash provided or used by operating activities and may differ from comparable information provided by other companies. Adjusted EBITDA and Unlevered Free Cash Flow should not be considered in isolation, as an alternative to, or more meaningful than measures of financial performance determined in accordance with U.S. generally accepted accounting principles.

2013 Guidance Non GAAP Reconciliation Year Ending December 31, 2013 Net loss $(282) - $(276) Interest expense and other, net 60 Income tax benefit (41) - (36) Depreciation and amortization 181 - 183 Impairment of goodwill 257 Stock-based compensation expense 17 Restructuring, acquisition and integration-related costs 22 Adjusted EBITDA $214 - $227 EARTHLINK, INC. Reconciliation of Net Loss to Adjusted EBITDA (in millions)

Additional Non GAAP Reconciliations Year Ended December 31, 2012 Net cash provided by operating activities 191,055 $ Income tax benefit (2,931) Non-cash income taxes 1,707 Interest expense and other, net 63,416 Amortization of debt discount, premium and issuance costs 1,945 Restructuring, acquisition and integration-related costs 18,244 Changes in operating assets and liabilities 6,469 Purchases of property and equipment (147,360) Other, net 110 Unlevered Free Cash Flow 132,655 $ Shares outstanding as of March 31, 2013 103,062 Unlevered free cash flow per share 1.29 $ Ending share price as of May 3, 2013 5.87 $ Adjusted EBITDA less cap ex yield 22% Net cash used in investing activities (163,836) Net cash used in financing activities (81,381) EARTHLINK, INC. Reconciliation of Net Cash Flows from Operating Activities to Unlevered Free Cash Flow (in thousands)

Additional Non GAAP Reconciliations Last Twelve Three Months Three Months Three Months Three Months Three Months Months Ended Ended Ended Ended Ended As of March 31, June 30, September 30, December 31, March 31, March 31, 2012 2012 2012 2012 2013 2013 Net income (loss) 7,263 $ (1,106) $ 1,372 $ (9) $ (236,415) $ (236,158) $ Interest expense and other, net 15,758 15,709 16,792 15,157 14,556 62,214 Income tax provision (benefit) 3,174 (893) (3,370) (1,842) (32,119) (38,224) Depreciation and amortization 45,254 45,980 45,665 46,405 43,400 181,450 Impairment of goodwill - - - - 256,700 256,700 Stock-based compensation expense 2,672 2,868 2,663 2,259 3,969 11,759 Restructuring, acquisition and integration-related costs 3,521 3,836 6,379 4,508 11,401 26,124 Adjusted EBITDA 77,642 $ 66,394 $ 69,501 $ 66,478 $ 61,492 $ 263,865 $ Revenues 344,376 $ 331,637 $ 320,016 $ Adjusted EBITDA margin 23% 20% 19% EARTHLINK, INC. Reconciliation of Net Income (Loss) to Adjusted EBITDA (in thousands)

Additional Non GAAP Reconciliations Three Months Three Months Three Months Ended Ended Ended March 31, December 31, March 31, 2012 2012 2013 Net cash provided by operating activities 66,211 $ 12,527 $ 31,844 $ Income tax provision (benefit) 3,174 (1,842) (32,119) Non-cash income taxes (1,244) (878) 32,248 Interest expense and other, net 15,758 15,157 14,556 Amortization of debt discount, premium and issuance costs 494 475 414 Restructuring, acquisition and integration-related costs 3,521 4,508 11,401 Changes in operating assets and liabilities (9,989) 36,070 2,763 Purchases of property and equipment (31,775) (66,631) (42,454) Other, net (283) 461 385 Unlevered Free Cash Flow 45,867 $ (153) $ 19,038 $ Net cash used in investing activities (50,212) (65,110) (42,751) Net cash used in financing activities (5,779) (51,589) (566) Reconciliation of Net Cash Flows from Operating Activities to Unlevered Free Cash Flow (in thousands) EARTHLINK, INC.